                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         0-19907                     48-1109495
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     OTHER EVENTS.

         On August 18,  2006 Lone Star  Steakhouse  & Saloon,  Inc.,  a Delaware
corporation (the "Company") announced it had signed a definitive agreement to be acquired by  affiliates  of Lone Star Funds for $27.10 per share,  in cash.  The
Company's  Board of  Directors  approved the  agreement in a special  meeting on
August 18,  2006.  The  transaction  is subject  to the  Company's  stockholders approving the transaction and other customary conditions,  and is expected to be completed during the fourth quarter of 2006.

         In addition,  the Company announced in view of the pending transaction, the  Company  does not  anticipate  paying a cash  dividend  for the 2006  third quarter,  but intends to subsequently  pay such dividend to its  stockholders if for any reason the transaction is not consummated.

         A copy of the press  release  issued by the Company on August 18, 2006, announcing the Lone Star Funds  transaction,  is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Exhibits
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           99.1                     Press Release dated August 18, 2006.

                                  SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONE STAR STEAKHOUSE & SALOON,
                                           INC.

Dated: August 18, 2006                     By: /s/ John D. White
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                                           Name:  John D. White
                                           Title: Executive Vice President